UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 26, 2003


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



         North Carolina             1-11986              56-1815473
  ---------------------------- --------------  -------------------------------
 (State or other jurisdiction    (Commission   (I.R.S. Employer Identification
   of Incorporation)             File Number)              Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
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               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
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              (Registrants' telephone number, including area code)

                                       N/A
           -------------------------------------------------------------
           (former name or former address, if changed since last report)







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Item 9. Regulation FD Disclosure.

On February 26, 2003 Tanger Factory Outlet Centers, Inc. (the "Company") made publicly available certain supplemental operating and financial information for the year ended December 31, 2002. This supplemental operating and financial information is attached to this current report as exhibit 99.1.

Item 12. Disclosure of Results of Operations and Financial Condition.

On February 26, 2003 the Company issued a press release announcing its results of operations and financial condition as of and for the year ended December 31, 2002. This information is attached to this current report as exhibit 99.2.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 26, 2003

                          TANGER FACTORY OUTLET CENTERS, INC.

                          By:    /s/ Frank C. Marchisello Jr.
                                 ----------------------------
                                 Frank C. Marchisello, Jr.
                                 Senior Vice President, Chief Financial Officer

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                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.                                                        Numbered Page

99.1      Supplemental operating and financial information of
          the Company for the year ended December 31, 2002.                  3


99.2      Press Release announcing the results of operations                23
          and financial  condition as of and for the year ended
          December 31, 2002.





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